Exhibit 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

I, Paul Garcia, President, Secretary and Treasurer of Anasazi Capital Corp. (the “Corporation”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, to my knowledge that:

1. the Annual Report on Form 10-K of the Corporation for the year ended December 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: September 1, 2009

By:	/s/ Paul Garcia

Paul Garcia

President, Secretary and Treasurer

(Principal Accounting Officer)